UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 13, 2006

Sandy Spring Bancorp, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:

Maryland	52-1532952

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17801 Georgia Avenue Olney, MD 20832

(Address and zip code of principal executive offices)

301-774-6400

(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

At its meeting of December 13, 2006, the Option Committee of Sandy Spring Bancorp, Inc., consisting of the independent members of the board of directors, granted stock awards under the issuer’s 2005 Omnibus Stock Plan (the “Stock Plan”). These awards included grants of restricted stock and stock options to directors and executive officers. The terms of the awards are set forth in the Stock Plan and in written agreements between the issuer and the recipients.

Restricted Stock.

The subject restricted stock awards were the first made by the issuer. The recipients of these awards may vote and receive all of the dividends on the shares, whether or not vested, but may not sell the shares or use them as collateral for any borrowing unless and until they are vested. All of the awards are of Sandy Spring Common Stock par value $1.00 per share, and vest in installments of 20% each on the first through the fifth anniversary of the date of grant, provided that all restrictions end, and shares are fully vested upon a change in control of the issuer or the permanent and total disability or death of the recipient. Any departure for reasons other than these results in the forfeiture of all unvested shares. The market price on the date of grant was $37.40 per share.

Each non-officer director received 269 shares of restricted stock on the same terms as those awarded to executive officers.

Stock Options.

Incentive stock options were awarded to executive officers. Nonincentive stock options were awarded to non-officer directors. The exercise price of all options was the market price at the date of grant. All of these options are exercisable for shares of Sandy Spring Common Stock par value $1.00 per share and vest in installments of 1/3 each on the first through the third anniversary of the date of grant. All of the options expire on the seventh anniversary of the date of grant. The issuer made grants on similar terms in previous years, although expiration dates and vesting periods varied.

Shares Subject to Awards to Certain Executive Officers

Shares of restricted stock and shares issuable upon the exercise of incentive stock options awarded on December 13, 2006, to the principal executive officer, the principal financial officer, and the other named executive officers are shown below:

	Title	Restricted Shares	Options

Hunter R. Hollar	President and Chief Executive Officer (Principal Executive Officer)	2,500	11,500

Philip J. Mantua	Executive Vice President and Chief Financial (Principal Financial Officer)	1,000	5,000

Frank H. Small	Executive Vice President and Chief Operating Officer	1,500	7,000

Daniel J. Schrider	Executive Vice President and Chief Credit Officer	1,000	5,000

R. Louis Caceres	Executive Vice President	1,000	5,000

Ronal E. Kuykendall	Executive Vice President, General Counsel and Secretary	500	3,000

Sara E. Watkins	Executive Vice President	500	3,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Sandy Spring Bancorp, Inc.

By:	/s/ Hunter R. Hollar

Name:	Hunter R. Hollar
Title:	President and CEO
Date:	December 15, 2006